UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 11, 2004

ALLIANCE CAPITAL MANAGEMENT L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE:  The sole purpose of this Form 8-K/A is to provide information required by Items 1.01 and 5.02(c)(3).

Section 1.	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On January 4, 2005, Lewis A. Sanders entered into an employment agreement with Alliance Capital Management L.P. (“Alliance Capital”) pursuant to which Mr. Sanders shall serve as Alliance Capital’s Chairman and Chief Executive Officer through December 31, 2011 (“Employment Term”) unless the agreement is terminated in accordance with its terms.  Mr. Sanders will be paid a minimum base salary of $275,000 per year during the Employment Term and, for calendar year 2004 and each subsequent calendar year during the Employment Term, Mr. Sanders is entitled to receive a deferred compensation award of not less than one percent (1%) of Alliance Capital’s consolidated operating income before incentive compensation (as defined with respect to the calculation of Alliance Capital’s bonus pool) for such calendar year.  Mr. Sanders is entitled to perquisites on the same terms as other senior executives.  Such perquisites currently include use of Alliance Capital’s leased or owned  aircraft.  Mr. Sanders is also entitled to the services of a chauffeur in connection with his services to Alliance Capital.  The employment agreement is attached hereto as Exhibit 99.25(a).

Item 1.02.	Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03.	Bankruptcy or Receivership.

Not applicable.

Section 2.	Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02.	Results of Operations and Financial Condition.

Not applicable.

Item 2.03.	Creation of a Direct Financial Obligation or
an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06.	Material Impairments.

Not applicable.

Section 3.	Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not applicable.

Item 3.02.	Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03.	Material Modification to Rights of Security Holders.

Not applicable.

Section 4.	Matters Relating to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or
a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5.	Corporate Governance and Management

Item 5.01.	Changes in Control of Registrant.

Not applicable.

Item 5.02.	Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

Alliance Capital is furnishing a News Release it issued on November 11, 2004, in which it announced that Lewis A. Sanders (58), chief executive officer and director, will assume the additional role of chairman, succeeding current chairman Bruce W. Calvert after Mr. Calvert’s scheduled departure from the Alliance board on December 31, 2004.  In addition, Gerald M. Lieberman (57), chief operating officer and director, will assume the additional title of president, effective immediately.

For information required by Item 5.02(c)(2), please refer to Items 12 and 13 of Alliance Capital’s Form 10-K for the year ended December 31, 2003.

For information required by Item 502(c)(3), please refer to Item 1.01 in this Form 8-K/A.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Not applicable.

Item 5.04.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Section 6.	[Reserved]

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

Alliance Capital is furnishing the News Release it issued on November 11, 2004, in which it announced that Lewis A. Sanders (58), chief executive officer and director, will assume the additional role of chairman, succeeding current chairman Bruce W. Calvert after Mr. Calvert’s scheduled departure from the Alliance board on December 31, 2004.  In addition, Gerald M. Lieberman (57), chief operating officer and director, will assume the additional title of president, effective immediately.  The News Release is attached hereto as Exhibit 99.25.

Section 8.	Other Events

Item 8.01.	Other Events.

Not applicable.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial statements of businesses acquired.

None.

	(b)	Pro forma financial information.

None.

	(c)	Exhibits.

		99.25	Alliance Capital is furnishing the News Release it issued on November 11, 2004.

		99.25(a)	Alliance Capital is filing Lewis A. Sanders’s employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: January 5, 2005	By:	Alliance Capital Management
Corporation, General Partner

	By:	/s/ Adam R. Spilka
Adam R. Spilka
Senior Vice President,
Counsel and Secretary